September 2022

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward- looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to meet the NYSE continued listing standards; our ability to maintain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equ ity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of COVID-19. Prior to investing in Ashford Hospitality Trust, Inc. potential investors should carefully review Ashford Hospitality Trust, Inc.’s periodic filings made with the Securities and Exchange Commission, including but not limited to Ashford Hospitality Trust, Inc.’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors therein. F o r wa r d L o o k i n g S t a t e m e n t s a n d N o n - G A A P M e a s u r e s

EMBASSY SUITES

Capitalizing on the Recovery

Owner of Institutional Quality, Geographically Diverse Lodging Assets with Exposure to Recovery Segments


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


La Concha
Key West, FL


Hilton Back Bay
Boston, MA


One Ocean
Jacksonville, FL


La Posada
Santa Fe, NM


Renaissance Palm Springs
Palm Springs, CA


Marriott Crystal Gateway
Arlington, VA


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Lakeway Resort and Spa
Austin, TX


Hyatt Savannah
Savannah, GA

3

Overview 4 Clear Path Forward to Capitalize on the Recovery Portfolio Positioned for the Recovery Significant Balance Sheet & Liquidity Enhancements

Executive Management Team

Proven Experience



J. Robison Hays
Chief Executive Officer & President

- 17 years of hospitality experience
- 17 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB



Deric Eubanks
Chief Financial Officer

- 21 years of hospitality experience
- 18 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA



Christopher Nixon
SVP & Head of Asset Management

- 12 years of hospitality experience
- 7 years with Ashford
- Prior experience with the CIA and Northrop Grumman
- University of Texas, BA
- University of Maryland, MBA

5

Significant Balance Sheet & Liquidity Enhancements

AHT Has Taken Numerous Steps to Improve the Balance Sheet & Liquidity Profile

1. Significant Liquidity: Net Working Capital of $600M+

2. Attractive Debt Maturity Schedule

3. Achieved Substantive Corporate Deleveraging since mid-2020

6

Net Working Capital 7 A C l o s e r L o o k a t C a s h & L i q u i d i t y P o s i t i o n June 30, 2022 Cash and cash equivalents $ 538,406 Restricted cash 126,555 Accounts receivable, net 57,206 Prepaid expenses 11,421 Due from third-party hotel managers, net 23,187 Due from affiliates, net 5,097 Total currents assets $ 761,872 Accounts payable, net & accrued expenses 143,283 Dividends and distributions payable 3,104 Total currents liabilities 146,387 Net Working Capital $ 615,485 NWC Per Share(1) $17.02 NWC Per Share vs. Stock Price(2) +185% (1) Net working capital (as of 6/30/2022) divided by common shares and units outstanding as of 6/30/2022 (2) Assumes stock price of $5.98, as of 6/30/2022

Significant Balance Sheet & Liquidity Enhancements W e l l - L a d d e r e d M a t u r i t y S c h e d u l e 8(1) As of 6/30/2022. Assumes extension options are exercised; totals for each year exclude scheduled amortization payments. 2022 Pro Forma for the sale of the Ann Arbor Sheraton, which had a 2022 final maturity date. $0 $98 $493 $2,620 $620 $0 $1,000 $2,000 $3,000 2022 2023 2024 2025 2026 Debt Final Maturity Schedule(1) ($ in Millions)

Significant Balance Sheet & Liquidity Enhancements D e c i s i v e A c t i o n s H a v e R e s u l t e d i n A p p r o x i m a t e l y $ 1 . 1 B o f D e l e v e r a g i n g s i n c e Q 2 2 0 2 0 9 $3,842,167 $3,153,100 $564,735 $162,970 $3,000,000 $3,500,000 $4,000,000 $4,500,000 6/30/2020 6/30/2022 Net Debt + Preferred Equity (in $ thousands) Net Debt Perpetual Preferred Face Value $3,316,070 (~$1.1 billion) $4,406,902 Steps to Long-Term Deleveraging: • Asset Sales • Buy Assets Unleveraged or With Lower Leverage • Refinance Assets at Lower Leverage Levels • Debt Pay Downs • Reduction in Preferred Equity Via Exchanges, Redemptions & Tenders • Raising Common Equity Opportunistically • Hand Back Uneconomic Assets to Lenders Note: 6/30/20 data from Q2’20 earnings release for net indebtedness, cash and cash equivalents, restricted cash, due from third-party hotel managers, and perpetual preferred; 6/30/2022 data from Q2’22 earnings release indebtedness, cash and cash equivalents, restricted cash, due from third-party hotel managers, and perpetual preferred outstanding; 6/30/2022 Pro Forma for the sale of the Ann Arbor Sheraton

Portfolio Positioned for the Recovery

Well-positioned to Capitalize on the Lodging Recovery

1. Lodging Recovery Expected Over Next 4+ Years
2. Best-in-Class Hotel Brands and Management Companies with Remington Driving Outperformance
3. Chain Scale Mix with RevPAR Growth Expected
4. Portfolio Positioned to Capture Leisure & Transient Demand with Low Historical Reliance Upon Group Business
5. Well Diversified Asset Base Across Top 25 Markets May Outperform and Mitigate Market Concentration Risk
6. Significant Portfolio Exposure to Domestic Migration Trends

10

Occupancy and RevPAR near Full Recovery and ADR Fully Recovering in 2022 U . S . K P I s , I n d e x e d t o 2 0 1 9 11 Source: STR 87.4 96.2 98.7 100.6 101.1 0 25 50 75 100 125 2021 2022 2023 2024 2025 Occupancy Index 83.2 106.8 112.9 118.7 122.3 0 25 50 75 100 125 2021 2022 2023 2024 2025 RevPAR Index 95.3 111.0 114.4 117.9 121.0 0 25 50 75 100 125 2021 2022 2023 2024 2025 ADR Index

Portfolio Positioned for the Recovery R e v P A R h a s R e b o u n d e d S t r o n g l y f r o m D e p t h s o f t h e C r i s i s 12 -100.0% -90.0% -80.0% -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% AHT RevPAR as % of ‘19 (as of August 2022) Source: AHT internal reporting, Room RevPAR as % of same month 2019

Portfolio by Hotel EBITDA(2) CHAIN SCALE UPPER UPSCALE 63% UPSCALE INDEPENDENT 6% LUXURY 4% UPPER MIDSCALE 2% REMINGTON 58% 32% HILTON 6% HYATT 4% INTERSTATE <1% 13 FULL-SERVICE 75% SELECT-SERVICE 25% SERVICE TYPE 100 H O T E L S (1) 28 S T A T E S (1) 22,313 H O T E L R O O M S (1) MARRIOTTHILTON 31% INDEPENDENT 6% HYATT 5% IHG 2% 56% MARRIOTT 25% HOTEL BRAND PROPERTY MANAGER Portfolio Positioned for the Recovery S i g n i f i c a n t A s s e t s i n E a r l y R e c o v e r y S e g m e n t s a n d H i g h - G r o w t h C h a i n S c a l e s w i t h B e s t - i n - C l a s s B r a n d s & M a n a g e r s (1) As of June 30, 2022; excludes WorldQuest (2) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and 2021, and WorldQuest Note: 2019 pro forma Hotel EBITDA is $437,479 (In thousands)

Portfolio Positioned for the Recovery

High Exposure to Transient Leisure, Low Exposure to Group

AHT 2019 Pro Forma Hotel Revenue


3%
24%
73%
Transient
Group
Other

AHT 2019 Pro Forma Transient Hotel Revenue


6%
23%
71%
Leisure
Business
Other

Note: Pro forma TTM Hotel Revenues as of December 31, 2019 excluding assets disposed of in 2020 and 2021; excludes WorldQuest.

14

Portfolio Positioned for the Recovery G e o g r a p h i c a l l y D i v e r s e P o r t f o l i o F o c u s e d o n U p p e r U p s c a l e A s s e t s 15(1) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and 2021; excludes WorldQuest Source: PwC Forecasted Growth by Chain Scale 2023 Growth P o rt fo lio Ex p o su re (1) N/A 0% 0% 2% 25% 69% 4% 0% 2% 4% 6% 8% 10% 12% 14% 16% Total US Economy Midscale Upper Midscale Upscale Upper Upscale Luxury

Portfolio Positioned for the Recovery G e o g r a p h i c a l l y D i v e r s e P o r t f o l i o F o c u s e d o n T o p 2 5 ( “ T 2 5 ” ) M a r k e t s 16 0% 2% 4% 6% 8% 10% 12% 14% Top 25 Markets Central Business Districts All Other Markets 2023 2024 Forecasted Growth by Market of Hotel EBITDA(1) is Exposed to Top-25 Markets57% of Hotel EBITDA(1) is Exposed to Central Business Districts29% (1) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and 2021; excludes WorldQuest Source: STR

Portfolio Positioned for the Recovery

Positioned to Take Advantage of Demographic Shift Away from the Northeast, Rust Belt & West Coast

- 25% of business owners are considering moving operations to a more business friendly state[1]
- 11 of AHT's top 17 markets located in inbound migration states

AHT Top Markets *(by 2019 Hotel EBITDA)[3]*	**% Total**
Washington, D.C. / Northern Virginia	11.1%
San Francisco/Oakland, CA	8.5%
Los Angeles, CA	7.3%
Nashville, TN	7.1%
New York/New Jersey	6.7%
Atlanta, GA	6.6%
Dallas Fort-Worth, TX	5.9%
Boston, MA	5.5%
Austin, TX	2.9%
Tampa, FL	2.5%
Houston, TX	2.4%
Jacksonville, FL	2.3%
Las Vegas, NV	2.0%
Portland, OR	1.9%
Philadelphia, PA	1.9%
Miami, FL	1.9%
Orlando, FL	1.8%

Inbound or Outbound Migration 2016 – 2021[2]



Red State - Outbound Migration States 2016-2021
Green State – Inbound Migration States 2016-2021

1) Source: West Monroe Partners Q1 2020 Executive Poll
2) Source: North American Moving Services
3) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and 2021; excludes WorldQuest

17

Conclusion 18 Clear Path Forward to Capitalize on the Recovery Portfolio Positioned for the Recovery Significant Balance Sheet & Liquidity Enhancements

Appendix

Reconci l ia t ion of Net Income to Hote l EB I TDA 20 December 31, 2019 TTM Net income (loss) 168,758$ Non-property adjustments 7,341 Interest income (306) Interest expense 19,208 Amortization of loan costs 1,763 Depreciation and amortization 268,896 Income tax expense (benefit) 324 Non-hotel EBITDA ownership expense 10,394H tel EBITDA including amounts attributable to noncontrolling interest 476,378 Non-comparable adjustments (38,900) Comparable hotel EBITDA 437,478$ (unaudited) ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME TO HOTEL EBITDA (in thousands)

September 2022